Corporate information	12 Months Ended
Dec. 31, 2019
Corporate information
Corporate information

1    Corporate information

Arco Platform Limited (“Arco”) is a holding company incorporated under the laws of the Cayman Islands on April 12, 2018 and whose shares are publicly traded on the National Association of Securities Dealers Automated Quotations Payments exchange (NASDAQ) under the ticker symbol “ARCE”. Arco and its subsidiaries are collectively referred to as the Company. Arco became the parent company of Arco Educação S.A. ("Arco Brazil") through the completion of the corporate reorganization and initial public offering of the Company in 2018. Arco Brazil is the holding company of the operating subsidiaries, including EAS Educação S.A. (“EAS”), which provides educational content from basic to secondary education (“K‑12 curriculum”).

Since 2015, the Company has been investing in technology and its printed methodology evolved to an educational platform, capable of delivering the entire K‑12 curriculum content.

The Company offers a complete pedagogical methodology using technology features to deliver educational content to improve the learning process. The Company’s activities comprise the editing, publishing, advertising and sale of educational content for private schools.

The Company has an asset-light, highly scalable business model that emphasizes operational efficiency and profitability. Arco operates through long-term service contracts with private schools. These contracts generally have initial terms that average three years, pursuant to which educational content is provided in printed and digital format to private schools. The revenue is driven by the number of enrolled students at each customer using the solutions and the agreed upon price per student per year, all in accordance with the terms and conditions set forth in each contract. As a result, the Company benefits from high visibility in its net revenue and operating margin, which is calculated by dividing the operating profit by net revenue over a given period.

The address of the Company’s principal executive office is 2840 Rua Augusta, 11th Floor, Consolação, São Paulo, Brazil.

These consolidated financial statements were authorized for issue by the Board of Directors on March 16, 2020.

Follow-on public offering

On October 29, 2019, Arco completed a follow-on public offering. The public offering of 7,719,503 Class A common shares, consisted of 4,268,847 Class A common shares offered by certain selling shareholders of Arco (the “Selling Shareholders”), including General Atlantic Arco (Bermuda), L.P. (“GA”), and 3,450,656 Class A common shares offered by Arco. In addition, the underwriters purchased 661,112 Class A common shares, under the 30-day option agreement with GA to purchase up to 1,157,925 additional Class A common shares at the public offering price, less underwriting discounts and commissions. Arco did not receive any proceeds from the sale of Class A common shares by the Selling Shareholders.

The public offering price was US$43.00 per common share, for gross proceeds of US$331.9 million, for both, the selling shareholders and the Company. The Company received net proceeds of US$143,908 (or R$574,767), after deducting US$3,709 (or R$14,835)) in underwriting discounts and commissions. In addition, the Company incurred in the amount of R$ 3,387 for audit, consulting and legal services related to the offering.